                                                                   Exhibit 10.15
                                GTS-HERMES, INC.
                             1994 STOCK OPTION PLAN

SECTION 1. Purpose: Definitions.

         The name of this plan is the GTS-Hermes, Inc. 1994 Stock Option Plan (the "Plan"). The purpose of the Plan is to enable employees of GTS-Hermes, Inc. ("GTS") and/or its Subsidiaries and Affiliates, to (i) own shares of stock in the Company, (ii) participate in the shareholder value which has been created, (iii) have a mutuality of interest with other shareholders and (iv) enable the Company to attract, retain and motivate key employees of particular merit.

         For the purposes of the Plan, the following terms shall be defined as set forth below:

         (a)     "Board" means the Board of Directors of the Company.

         (b) "Cause" means a felony conviction of a Participant or the failure of a Participant to contest prosecution for a felony, or a Participant's willful misconduct or dishonesty, any of which is directly and materially harmful to the business or reputation of the Company.

         (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

         (d) "Committee" means the Committee referred to in Section 2 of the Plan. If at any time, no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board.

         (e) "Company" means GTS-Hermes, Inc., a corporation organized under the laws of the State of Delaware, or any successor organization.

         (f) "Disability" means permanent and total disability as determined under the Company's long-term disability program.

         (g) "Disinterested Person" shall have the meaning set forth in Rule 16b-3(c)(2)(i) as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "Exchange Act"), or any successor definition adopted by the Securities and Exchange Commission.

         (h) "Early Retirement" means retirement, with consent of the Committee at the time of retirement, from active employment with the Company pursuant to the early retirement provisions of the pension plan of the Company.

         (i) "Fair Market Value" means, as of any given date, the fair market value of the Stock as determined by the Committee in good faith based on the best available facts and circumstances at the time.

         (j) "Incentive Stock Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422A of the Code.

         (k) "Insider" means a Participant who is subject to the requirements of the Rules (as defined below).

         (l) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

         (m) "Normal Retirement" means retirement from active employment with the Company and any Subsidiary or Affiliate pursuant to the normal retirement provisions of the pension plan of the Company.

         (n) "Participant" means an employee to whom an Award is granted pursuant to the Plan.

         (o) "Plan" means the GTS-Hermes 1994 Stock Option Plan, as hereinafter amended from time to time.

         (p)     "Retirement" means Normal or Early Retirement.

         (q) "Rules" means Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the regulations promulgated thereunder.

         (r) "Securities Broker" means the registered securities broker acceptable to the Company who agrees to effect the cashless exercise of an Option pursuant to Section 5(1) hereof.

         (s) "Stock" means Common Stock $.01 par value per share, of the Company.

         (t) "Stock Appreciation Right" means the right, pursuant to an award granted under Section 6 below, to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount equal to the difference between (i) the Fair Market Value, as of the date such Stock Option (or such portion thereof) is surrendered, of the shares of Stock covered by such Stock Option (or such portion thereof), and (ii) the aggregate exercise price of such Stock Option (or such portion thereof).

         (u) "Stock Option" or "Option" means any option to purchase shares of Stock granted pursuant to Section 5 below.

         In addition, the terms "Change-in-Control," "Potential
Change-in-Control" and "Change-in-Control Price" shall have meanings set forth, respectively, in Sections 7(b), (c) and (d) below.

SECTION 2. Administration.

         The Plan shall be administered by a Committee of not less than two Disinterested Persons, who shall be appointed by the Board of Directors of the Company and who shall serve at the pleasure of the Board.

         The Committee shall have the authority to grant to eligible employees, pursuant to the terms of the Plan: (i) Stock Options and/or (ii) Stock Appreciation Rights.

         In particular, the Committee shall have the authority:

         (a) to select the officers and other employees of the Company to whom Stock Options and Stock Appreciation Rights may from time to time be granted hereunder;

         (b) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, or any combination thereof, are to be granted hereunder;

         (c) to determine the number of shares to be covered by each such award granted hereunder;

         (d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder: including, but not limited to the share price and any restriction or limitation, or any vesting acceleration or forfeiture waiver regarding any Stock Option or other award and/or the shares of Stock relating thereto, based on such factors as the Committee shall determine, in its sole discretion;

         (e) to determine whether and under what circumstances a Stock Option may be settled in cash or stock under Section 5(l);

         (f) to determine whether and under what circumstances a Stock Option may be exercised without a payment of cash under Section 5(m); and

         (g) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant.

         The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

         All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan Participants.

SECTION 3. Stock Subject to the Plan.

         (a) Stock Subject to Plan. The stock to be subject or related to awards under the Plan shall be shares of the Company's Stock, and may be either authorized and unissued or held in the treasury of the Company. The maximum number of shares of Stock authorized with respect to the grant of awards under the Plan in each calendar year during any part of which the Plan is in effect, subject to adjustment in accordance with paragraph 3(c) below, shall be up to 6.5% of the shares of Stock issued and outstanding, any or all of such shares of Stock may be granted for awards pursuant to the plan and the aggregate number of shares of stock subject to the Plan shall be 13% of the issued and outstanding shares of stock.

         (b) Unused, Forfeited and Reacquired Shares. Any unused portion of the shares annually available for award shall be carried forward and shall be made available for Plan awards in succeeding calendar years. The shares related to the unexercised or undistributed portion of any terminated, expired or forfeited award for which no material benefit was received by a participant (i.e. dividends) also shall be made available for distribution in connection with future awards under the Plan to the extent permitted to receive exemptive relief pursuant to the Rules. Any shares made available for distribution in connection with future awards under this Plan pursuant to this paragraph (b) shall be in addition to the shares available pursuant to paragraph (a) of this
Section 3.

         (c) Other Adjustment. In the event of any merger, reorganization, consolidation, recapitalization, Stock dividend, or other change in corporate structure affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding Options granted under the Plan and in the number and price of shares subject to other Awards made under the Plan, as may be determined to be appropriate by the Committee in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of anv Stock Appreciation Right associated with any Stock Option.

SECTION 4. Eligibility.

         Officers and other employees of the Company and/or its Subsidiaries and Affiliates (but excluding any person who serves only as a member of the Committee) are eligible to be granted awards under the Plan. The Committee, in its sole discretion, will determine participant eligibility in the plan in any given year.

SECTION 5. Stock 0ptions.

         Stock Options may be granted alone, in addition to or in tandem with other awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

         Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options.

The Committee shall have the authority to grant any optionee Incentive Stock Options. Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422A of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under such Section 422A.

Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate:

         (a) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant. Any Incentive Stock Option shall not be granted at less than 100% of Fair Market Value at the time of grant. Incentive Stock Options granted to any optionee who, at the time the option is granted, owns more than 1O% of the voting power of all classes of stock of the Company or of a Parent or Subsidiary corporation, shall have an exercise price no less than 110% of Fair Market Value per share on date of the grant.

         (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date the Option is granted and no Non-Qualified Stock Option shall be exercisable more than ten years and one day after the date the Option is granted. However, any option granted to any optionee who, at the time the option is granted owns more than 10% of the voting power of all classes of Stock of the Company or of a Parent or Subsidiary corporation may not have a term of more than five years. No option may be exercised by any person after expiration of the term of the option.

         (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant. No option granted pursuant to the Plan shall be exercisable in whole or in part, nor shall the Company be obligated to sell any Shares subject to any such option, if such exercise, sale or settlement would, in the opinion of counsel for the Company, violate the Securities Act of 1933 (or other Federal or State statutes having similar requirements), as it may be in effect at that time. Each option shall be subject to the further requirement that, if at any time the Board of Directors shall determine in its discretion that the listing, registration or qualification of the Shares subject to such option under any securities exchange requirements or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the granting of such option or the issuance of Shares thereunder, such option may not be exercised in whole in part unless such listing, registration, qualification, consent or approval shall have been affected or obtained free of any conditions not acceptable to the Board of Directors.

         (d) Vesting. Vesting shall be determined by the Committee at the time of grant.

         (e) Method of Exercise. Subject to whatever installment exercise provisions apply under Section 5(c), Stock Options may be exercised in whole or in part at any time and from time to time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by certified or bank check, or such other instrument as the Committee may accept. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may also be made in the form of unrestricted Stock already owned by the optionee or, in the case of the exercise of a Non-Qualified Stock Option or Restricted Stock subject to an award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the option is exercised, as determined by the Committee), provided, however, that, in the case of an Incentive Stock Option the right to make a payment in the form of already owned shares may be authorized only at the time the option is granted.

         The Committee, in its sole discretion, may at the time of grant or such later time as it determines, permit payment of the option exercise price of a Non-Qualified Stock Option to be made in whole or in part in the form of Restricted Stock. If such payment is permitted, then such Restricted Stock (and any replacement shares relating thereto) shall remain (or be) restricted in accordance with the original terms of the Restricted Stock award in question, and any additional Stock received upon the exercise, shall be subject to the same forfeiture restrictions, unless otherwise determined by the Committee, in its sole discretion, at or after grant.

         If payment of the Option exercise price of a Non-Qualified Option is made in whole or in part in the form of unrestricted stock already owned by the Participant, the Company may require that the stock be owned by the Participant for a period of six months or longer so that such payment would not result in a pyramid exercise.

         No shares of Stock shall be issued until full payment therefor has been made. An optionee shall generally have the rights to dividends or other rights of a shareholder with respect to shares subject to the Option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in Section 10(a).

         (f) Non-transferability of Options. No unvested Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

         (g) Termination by Reason of Death. Subject to Section 5(k), if an optionee's employment by the Company and any Subsidiary or Affiliate terminates by reason of death, any vested portion of the Stock Option held by such optionee may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Committee may determine at or after grant, by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year (or such shorter period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

         (h) Termination by Reason of Disability. Subject to Section 5(k), if an optionee's employment by the Company and any Subsidiary or Affiliate terminates by reason of Disability, any vested portion of the Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine at or after grant, for a period of three years (or such shorter period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter: provided, however, that if the optionee dies within such three-year period (or such shorter period as the Committee shall specify at grant), any unexercised Stock Option held by such optionee shall, at the sole discretion of the Committee, thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422A of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

         (i) Termination by Reason of Retirement. Subject to Section 5(k), if an optionee's employment by the Company terminates by reason of Normal or Early Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such Retirement or on such accelerated basis as the Committee may determine at or after grant, for a period of three years (or such shorter period as Committee may specify at grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such three-year period, any unexercised Stock Option held by such optionee shall, at the sole discretion of the Committee, thereafter be exercisable, to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422A of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

         (j) Other Termination. Unless otherwise determined by the Committee at or after grant, if an optionee's employment by the Company terminates for any reason other than death, Disability or Normal or Early Retirement, the Stock Option shall thereupon terminate, except that such Stock Option may be exercised for the lesser of three months or the balance of such Stock Option's term if the optionee is involuntarily terminated by the Company without Cause.

         (k) Incentive Stock Option Limitations. To the extent required for "incentive stock option" status under Section 422A of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the stock with respect to which Incentive Stock Options granted after 1986 are exercisable for the first time by the optionee during any calendar year under the Plan and/or any other stock option plan of the Company (within the meaning of Section 425 of the Code) after 1986 shall not exceed $100,000.

         To the extent (if any) permitted under Section 422A of the Code, if
(i) a participant's employment with the Company is terminated by reason of death, Disability or Retirement and (ii) the portion of any Incentive Stock Option that is otherwise exercisable during the post-termination period specified under Section 5(g), (h) or (i), applied without regard to this
Section 5(k), is greater than the portion of such option that is exercisable as an "incentive stock option" during such post-termination period under Section 422A, such post-termination period shall automatically be extended (but not beyond the original option term) to the extent necessary to permit the optionee to exercise such Incentive Stock Option. The Committee is also authorized to provide at grant for a similar extension of the post-termination exercise period in the event of a Change-in-Control.

         (l) Cash-out of Option: Settlement of Spread Value in Restricted Stock. On receipt of written notice to exercise, the Committee may, in it sole discretion, elect to cash out all or part of the portion of the option(s) to be exercised by paying the optionee an amount, in cash or Stock, equal to the excess of the Fair Market Value of the Stock over the option price (the "Spread Value") on the effective date of such cash-out.

         In addition, if the option agreement so provides at grant or is amended after grant and prior to exercise to so provide (with the optionee's consent), the Committee may require that all or part of the shares to be issued with respect to the Spread Value of an exercised option take the form of Restricted Stock, which shall be valued on the date of exercise on the basis of the Fair Market Value of such Restricted Stock determined without regard to the forfeiture restrictions involved.

         (m) Cashless Exercise. To the "extent permitted under the applicable laws and regulations under Section 16 of the Securities Exchange Act of 1934, as amended, and the Rules promulgated thereunder, and with the consent of the Committee, the Company agrees to cooperate in a "cashless exercise" of an Option. The cashless exercise shall be effected by the Participant delivering to the Securities Broker instructions to sell a sufficient number of shares of Common Stock to cover the costs and expenses associated therewith.

SECTION 6. Stock Appreciation Rights.

         (a) Grant and Exercise. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Stock Option.

         A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Stock Option shall not be reduced until the number of shares covered by an exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.

         A Stock Appreciation Right may be exercised by an optionee, in accordance with Section 6(b), by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 6(b). Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

         (b) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

                 (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate, if any, shall be exercisable in accordance with the provisions of Section 5 and this Section 6 of the Plan; provided however, that any Stock Appreciation Right granted subsequent to the grant of the related Stock Option shall not be exercisable during the first six months of its term, except that this special limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of the six-month period.

                 (ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive up to, but not more than, an amount in cash and/or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock over the option price per share specified in the related Stock Option, multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

                 (iii) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan on the number of shares of Stock to be issued under the Plan, but only to the extent of the number of shares issued under the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

                 (iv) A Stock Appreciation Right granted in connection with an Incentive Stock Option may be exercised only if and when the market price of the Stock subject to the Incentive Stock Option exceeds the exercise price of such Stock Option.

                 (v) In its sole discretion, the Committee may provide, at the time of grant of a Stock Appreciation Right under this Section 6, that such Stock Appreciation Right can be exercised only in the event of a Change-in-Control and/or a Potential Change-in-Control, subject to such terms and conditions as the Committee may specify at grant.

                 (vi) The Committee, in its sole discretion, may also provide that, in the event of a Change-in-Control and/or a Potential Change-in-Control, the amount to be paid upon the exercise of a Stock Appreciation Right shall be based on the Change-in-Control Price, subject to such terms and conditions as the Committee may specify at grant.

SECTION 7. Change in Control Provisions.

         (a)     Impact of Event. In the event of:

                 (i) a "Change in Control" as defined in Section 7(b), unless otherwise determined by the Committee or the Board at or after grant, but prior to the occurrence of such Change in Control, or

                 (ii) a "Potential Change in Control" as defined in Section 7(c), but only if and to the extent so determined by the Committee or the Board at or after grant (subject to any right of approval expressly reserved by the Committee or the Board at the time of such determination), the following acceleration and valuation provisions shall apply:

                          (A) Any Stock Appreciation Rights outstanding for at least six months and any Stock Options awarded under the Plan not previously exercisable and vested which have been held for at least six months from the date of grant, shall become fully vested and exercisable.

                          (B) The value of all outstanding Stock Options and Stock Appreciation Rights awards shall, unless otherwise determined by the Committee at or after grant, be cashed out on the basis of the "Change in Control Price" as defined in
                 Section 7(d) as of the date such Change in Control or such Potential Change in Control is determined to have occurred or such other date as the Committee may determine prior to the Change in Control.

         (b) Definition of "Change in Control". For purposes of Section 7(a), a "Change in Control" means the happening of any of the following:

                 (i) When any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act, other than the Company or a Subsidiary, any Company employee benefit plan (including any trustee of such plan acting as trustee), or any shareholder that owns 50% or more of the outstanding shares of the Company is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly of more than 50% of Common Stock of the Company without the consent of a majority of the Board;

                 (ii) The occurrence of any transactions or event relating to the Company required to be described pursuant to the requirements of Item 5(f) of Schedule 13A of the Exchange Act;

                 (iii) When, during any period of two consecutive years during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board of Directors of the Company cease for any reason other than death to constitute at least a two-thirds majority thereof, provided however, that a director who was not a director at the beginning of such period shall be deemed to have satisfied the two-year requirement if such director was elected by, or on the recommendation of, at least two-thirds of the directors who were directors at the beginning of such period (either actually or by prior operation of this Section 7(b) (iii); or

                 (iv) The occurrence of a transaction requiring stockholder approval for the acquisition of the Company by an entity other than the Company through purchase of assets, or by merger, or otherwise.

         (c)     Definition of Potential Change in Control. For purposes of
Section 7(a), a "Potential Change in Control" means the happening of any one of the following:

                 (i) The entering into an agreement by the Company, the consummation of which would result in a Change in Control of the Company as defined in Section 7(b); or

                 (ii) The acquisition of beneficial ownership, directly or indirectly, by any entity, person or group other than the Company, any Company employee benefit plan (including any trustee of such plan acting as such trustee), or any shareholder that owns greater than 50% of the outstanding shares of securities of the Company representing five percent or more of the Common Stock of the Company and the adoption by the Board of Directors of a resolution to the effect that a Potential Change in Control of the Company has occurred for the purposes of this Plan.

         (d) Change in Control Price. For purposes of this Section 7, "Change in Control Price" means, as of any given date, the highest sales price per share paid in any transaction reported by the New York Stock Exchange (consolidated trading), other public market, U. S. or foreign, or paid or offered in any bona fide transaction related to a potential or actual change in control of the Company at any time during the preceding sixty day period as determined by the Committee except that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the Committee decides to cash out such options or SARs.

         (e) Compliance with Section 280G. No payment shall be made under this Section 7 which, when aggregated with other payments made to the employee, would, as determined by such person(s) as the Committee shall irrevocably designate at or prior to a Change in Control or

Potential Change in Control, result in an excess parachute payment for which the Company, would not receive a Federal income tax deduction by reason of
Section 28OG of the Code.

SECTION 8. Amendments and Termination.

         The Board of Directors of the Company may amend, alter, or discontinue the Plan at any time and from time to time, but no amendment, alteration, or discontinuation shall be made which would impair the rights of an optionee or participant with respect to a Stock Option or Stock Appreciation Right which has been granted under the Plan, without the optionee's or participant's consent, or which, without the approval of the Company's stockholders, would:

         (a) except as expressly provided in this Plan, increase the total number of shares reserved for the purpose of the Plan;

         (b) decrease the option price of (i) any Stock Option to less than 100% of the Fair Market Value on the date of grant, or (ii) change the pricing terms of Section 7(a); or

         (c) change the employees or class of employees eligible to participate in the Plan; or

         (d) extend the maximum option period under Section 5(b) of the Plan.

         The Committee may amend the terms of any Stock Option or other award theretofore granted, prospectively but, subject to Section 3 above, no such amendment shall impair the rights of any holder without the holder's consent. The Committee may also substitute new Stock Options for previously granted Stock Options, including previously granted Stock Options having higher option prices.

         Subject to the above provisions, the Board of Directors of the Company shall have broad authority to amend the Plan to take into account changes in applicable tax laws and accounting rules, as well as other developments.

SECTION 9. Unfunded Status of Plan.

         The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards hereunder, provided, however, that, unless the Committee otherwise determines with the consent of the affected participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

SECTION 10.  General Provisions.

         (a) The Committee may require each person purchasing shares pursuant to a Stock Option under the Plan to represent to and agree with the Company in writing that the optionee or participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

         All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Exchange Act, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         (b) Nothing contained in this Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

         (c) The adoption of the Plan shall not confer upon any employee of the Company any right to continued employment with the Company, as the case may be, nor shall it interfere in any way with the right of the Company to terminate the employment of any of its employees at any time.

         (d) No later than the date as of which an amount first becomes includible in the gross income of the participant for Federal income tax purposes with respect to any award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, the minimum required withholding obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

         (e) At the time of grant, the Committee may provide in connection with any grant made under this Plan that the shares of Stock received as a result of such grant shall be subject to a right of first refusal, pursuant to which the participant shall be required to offer to the Company any shares that the participant wishes to sell, with the price being the then Fair Market Value of the Stock, subject to such other terms and conditions as the Committee specify at the time of grant.

         (f) The Committee shall establish such procedures as it deems appropriate for a participant to designate a beneficiary to whom any amounts payable in the event of the participant's death are to be paid.

         (g) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

SECTION 11. Effective Date of Plan.

         The Plan shall be effective on the date it is approved by a vote of the holders of a majority of the total outstanding Stock.

SECTION 12. Term of Plan.

         No Stock Option or Stock Appreciation Right shall be granted pursuant to the Plan on or after the tenth anniversary of the date of stockholder approval, but awards granted prior to such tenth anniversary may extend beyond that date.